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                                  ANNUAL REPORT
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[LOGO]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)


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                                                                     New England
                                                             Capital Growth Fund

                                                               [Graphic Omitted]

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DECEMBER 31, 1997
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
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                                                                   FEBRUARY 1997
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

  [Dalbar logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

    Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

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                      NEW ENGLAND CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

[A chart in the form of a line graph appears here illustratng a $10,000 investment in the Fund since inception 8/3/92, compared to the S&P Index over the same period. The data for this chart are as follows:]

--------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                 AUGUST 1992 (INCEPTION) THROUGH DECEMBER 1997

              Net Asset              With Maximum               S&P 500
               Value(1)             Sales Charge(2)             Index(4)

8/3/92         $10,000                  $ 9,425                  $10,000
1992           $11,491                  $10,830                  $10,422
1993           $12,398                  $11,685                  $11,470
1994           $12,194                  $11,493                  $11,626
1995           $15,937                  $15,020                  $15,979
1996           $18,654                  $17,581                  $19,639
1997           $21,868                  $20,611                  $26,180

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

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                        NEW ENGLAND CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                                           AVERAGE ANNUAL TOTAL RETURNS 12/31/97
--------------------------------------------------------------------------------
                                                                      SINCE
CLASS A (Inception 8/3/92)            1 YEAR      5 YEARS       SINCE INCEPTION

Net Asset Value(1)                    17.23%       13.75%           15.57%
With Max. Sales Charge(2)             10.47        12.41            14.32
Standard & Poor's 500(4)              33.31        20.22            19.42
Lipper Growth Fund Average(5)         25.18        16.44            16.96

CLASS B (Inception 9/13/93)          1 YEAR      SINCE INCEPTION
Net Asset Value(1)                   15.89%          14.17%
With CDSC(3)                         10.89           13.87
Standard & Poor's 500(4)             33.31           21.81
Lipper Growth Fund Average(5)        25.18           17.27
(calculated from 9/30/93)

CLASS C (Inception 12/30/94)         1 YEAR      SINCE INCEPTION
Net Asset Value(1)                   15.94%          20.45%
Standard & Poor's 500(4)             33.31           31.08
Lipper Growth Fund Average(5)        25.18           24.99

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Standard & Poor's 500(R) Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Lipper Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives, as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

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                         NEW ENGLAND CAPITAL GROWTH FUND
-------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Q. Please tell us about New England Capital Growth Fund's 1997 performance.

[Scott Pape and Bruce Ebel Loomis, Sayles & Company, L.P.]

   We were somewhat disappointed in the Fund's one-year results through December 31, 1997. Capital Growth Fund's total return for Class A shares based on net asset value was 17.23%, compared to 33.31% for the Standard & Poor's 500 Stock Index. The Fund's return reflects an $0.68 per share gain in net asset value to $19.95 per share and the reinvestment of $2.57 per share in capital gains distributions.

   While major market indicators like the S&P 500 and the Dow Jones Industrial Average surged ahead again this year, the bulk of their gains came from a limited number of large-capitalization companies. The broader market, including smaller- and mid-cap companies, to which we have committed a portion of the Fund's portfolio, produced more modest gains. For example, the Russell 2000, a small-cap index, rose 22.36%, while the NASDAQ Industrial Index, which represents the non-financial stocks in the broad-based NASDAQ Index, added only 10.04%.

   The Fund's Class B and C shares had total returns (based on net asset value) in 1997 of 15.89% and 15.94%, respectively.

Q. How would you describe the investment environment?

   America's "Goldilocks" economy -- neither too hot nor too cold -- has inspired continued investor confidence for several years. Inflation figures have repeatedly come in below many forecasts, fueling rises in both fixed-income and equity markets. Adding to investor comfort, the Federal Reserve Board was disinclined to rock the economic boat by raising interest rates. And corporate profits exceeded expectations in every quarter of the year. The effect on investors was clear, as the flow of cash into financial assets continued at a vigorous pace.

   Market activity went through three distinct phases in 1997. During the first quarter, investors favored large-capitalization companies, just as they had in 1996, both because of greater earnings visibility and for defensive reasons. From April through October, a wider range of stocks attracted attention, and many averages overtook the blue-chip indicators temporarily. Then, as the looming currency crisis in Southeast Asia spread to the region's equity markets, investors once again fled to the relative safety of the very largest companies, reinstating the performance advantage of large companies over the rest of the market.

   We were encouraged through the middle part of the year by the strong rally in the broader market, a trend that we believe would have persisted but for the instability in Asia.

Q. Given this environment, what was your strategy during the course of the year?

   Throughout 1997, we pursued the strategy that we have followed for the last 18 months, slightly over-weighting smaller- and mid-sized companies. We believe that these companies have both the greatest earnings growth potential and attractive valuations. Recent turbulence in international markets reinforces our conviction, as these small- and mid-cap firms are generally focused on growing their businesses in markets here in the United States. While America's economic fundamentals remain strong, inflated prices of multi-national enterprises represent the primary threat to the market, in our opinion.

   Therefore, during the second half of the year, we increased exposure to companies that focus on the United States and moved away from those that focus on overseas economies. In that context, nearly all of the Fund's holdings are based in the United States.

Q. What were some of the factors that affected performance, both positively and negatively?

   Stock performance depended principally on company size. The Fund's holdings that fit the market's demand for large, defensive companies with strong earnings did well. Among these were General Electric, Microsoft, Disney, Johnson & Johnson and Schlumberger, a major provider of oil drilling services.

-------------------------------------------------------------------------------
                 YOUR FUND'S 10 LARGEST INVESTMENTS -- 12/31/97
-------------------------------------------------------------------------------
                                                                        % OF
      COMPANY                                                        NET ASSETS
-------------------------------------------------------------------------------
  1.  GENERAL ELECTRIC CO.                                              2.74
-------------------------------------------------------------------------------
  2.  GILLETTE CO.                                                      2.55
-------------------------------------------------------------------------------
  3.  STARBUCKS CORP.                                                   2.32
-------------------------------------------------------------------------------
  4.  HBO & CO.                                                         2.28
-------------------------------------------------------------------------------
  5.  FISERV, INC.                                                      2.16
-------------------------------------------------------------------------------
  6.  CENDANT CORP.                                                     2.12
-------------------------------------------------------------------------------
  7.  CISCO SYSTEMS, INC.                                               2.10
-------------------------------------------------------------------------------
  8.  PARAMETRIC TECHNOLOGY CORP.                                       2.02
-------------------------------------------------------------------------------
  9.  MGIC INVESTMENT CORP.                                             2.00
-------------------------------------------------------------------------------
 10.  HEALTHSOUTH CORP.                                                 1.97
-------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.


   A second group of companies also turned in strong earnings, but because they fell outside the big-cap pattern, share prices did not always keep up. Some examples: consumer-focused Starbucks, Cendant Corp. (a marketing services company), Healthsouth (a manager of rehabilitation hospitals) and Fiserv, which provides data processing services.

   Two notable disappointments were PETsMART, a chain of pet supply superstores, and Ascend Communications, a developer and marketer of network communications products. Ascend experienced difficulties digesting its acquisition of Cascade Communications, while PETsMART's management scaled back expansion plans, having previously overextended the company's infrastructure and systems capabilities.

Q. What is your outlook for the market and its implications for the Fund?

   We think the array of good economic news -- low inflation, moderate growth, low interest rates -- will continue. However, the current recovery is now seven years old, and a moderate slowdown in 1998 would not surprise us. Contributing to this view are persistently high consumer debt levels and some indications of weakness in the closely watched automobile sector. Also, constrained Asian economies could weaken U.S.-based companies' exports into the region. A slump might also result from any Federal Reserve Board action or from simple exhaustion; either way, profits would come under pressure. In this scenario, the market would assess earnings prospects more closely, focusing on companies with the potential to produce consistent, predictable financial results.

   The search for these opportunities is the foundation of our research-intensive management process. We seek to build a portfolio of America's premier companies, those that operate in dynamic growth markets, are dominant in their industries and have the potential to deliver real (inflation-adjusted) earnings growth over time.

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                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1997



COMMON STOCK--100.0% OF TOTAL NET ASSETS

SHARES    DESCRIPTION                                              VALUE (a)
-------------------------------------------------------------------------------
          AEROSPACE--1.3%
  51,600  Boeing Co. ............................................  $  2,525,175
                                                                   ------------
          AIRLINES--1.5%
 119,700  Southwest Airlines ....................................     2,947,613
                                                                   ------------
          BANKS--2.1%
  10,000  Star Banc Corp. .......................................       573,750
  31,000  U.S. Bancorp ..........................................     3,470,062
                                                                   ------------
                                                                      4,043,812
                                                                   ------------
          BEVERAGES--1.0%
  30,200  Coca-Cola Co. .........................................     2,012,075
                                                                   ------------
          BUSINESS SERVICES--16.6%
 100,000  ABR Information Services, Inc. (c) ....................     2,387,500
  27,200  America Online, Inc. ..................................     2,425,900
  59,000  Automatic Data Processing, Inc. .......................     3,621,125
  22,000  Cambridge Technology Partners (c) .....................       915,750
  77,000  Checkfree Corp. (c) ...................................     2,079,000
  92,000  Cintas Corp. ..........................................     3,588,000
  42,900  Corrections Corporation America .......................     1,589,981
  23,000  Danka Business Systems (ADR) (d) ......................       366,563
  83,000  First Data Corp. ......................................     2,427,750
  86,250  Fiserv, Inc. (c) ......................................     4,237,031
  68,250  Paychex, Inc. .........................................     3,455,156
  20,000  Stewart Enterprises, Inc. .............................       932,500
 112,000  Sun Guard Data Systems ................................     3,472,000
  52,625  Sykes Enterprises, Inc. (c) ...........................     1,026,188
                                                                   ------------
                                                                     32,524,444
                                                                   ------------
          CHEMICALS--1.6%
   7,800  El duPont deNemours & Co. .............................       468,488
  61,600  Monsanto Co. ..........................................     2,587,200
                                                                   ------------
                                                                      3,055,688
                                                                   ------------
          COMMUNICATION SERVICES--0.4%
  17,700  Cox Communications Incorporated New ...................       709,106
                                                                   ------------
          COMPUTER SOFTWARE & SERVICES--10.1%
  26,550  Computer Associates International, Inc. ...............     1,403,831
  49,100  Compuware Corp. (c) ...................................     1,571,200
  93,400  HBO & Co. .............................................     4,483,200
  51,400  HNC Software, Inc. (c) ................................     2,210,200
  26,000  Microsoft Corp. (c) ...................................     3,360,500
  42,000  Networks Associates Inc. ..............................     2,220,750
  83,500  Parametric Technology Corp. (c) .......................     3,955,813
  17,000  Security Dynamics Technologies ........................       607,750
                                                                   ------------
                                                                     19,813,244
                                                                   ------------
          COMPUTERS & BUSINESS EQUIPMENT--3.7%
  20,300  3Com Corp. (c) ........................................       709,231
  73,950  Cisco Systems, Inc. (c) ...............................     4,122,713
  19,600  Diebold, Inc. .........................................       992,250
  54,000  EMC Corp. (c) .........................................     1,481,625
                                                                   ------------
                                                                      7,305,819
                                                                   ------------
          CONGLOMERATES--1.2%
  52,100  Thermo Electron Corp. (c) .............................     2,318,450
                                                                   ------------
          CONSTRUCTION MATERIALS--0.8%
  43,000  Fastenal Co. ..........................................     1,644,750
                                                                   ------------
          ELECTRICAL EQUIPMENT--2.7%
  73,200  General Electric Co. ..................................     5,371,050
                                                                   ------------
          ELECTRONIC COMPONENTS--5.3%
  48,000  Altera Corp. (c) ......................................     1,590,000
  36,000  Intel Corp. ...........................................     2,529,000
   8,437  Molex, Inc. ...........................................       271,038
 102,281  Molex, Inc., Class A ..................................     2,940,579
  74,400  Solectron Corp. (c) ...................................     3,092,250
                                                                   ------------
                                                                     10,422,867
                                                                   ------------
          ELECTRONICS--1.2%
  87,100  Cymer, Inc. (c) .......................................     1,306,500
  25,200  Texas Instruments, Inc. ...............................     1,134,000
                                                                   ------------
                                                                      2,440,500
                                                                   ------------
          FINANCIAL SERVICES--3.8%
  54,150  Charles Schwab Corp. ..................................     2,270,915
  21,900  Federal National Mortgage Association .................     1,249,669
  58,900  MGIC Investment Corp. .................................     3,916,850
                                                                   ------------
                                                                      7,437,434
                                                                   ------------
          FOOD & BEVERAGES--0.5%
  15,000  Hershey Foods .........................................       929,063
                                                                   ------------
          HEALTH CARE--DRUGS--8.1%
  35,000  Abbott Laboratories ...................................     2,294,687
  49,100  Amgen, Inc. ...........................................     2,657,537
  13,100  Eli Lilly .............................................       912,088
  26,000  Johnson & Johnson .....................................     1,712,750
  23,700  Merck & Co. ...........................................     2,518,125
 230,000  Oncor, Inc. (c) .......................................     1,063,750
  27,500  Pfizer, Inc. ..........................................     2,050,469
  65,000  Somatogen, Inc. (c) ...................................       288,438
  18,800  Warner-Lambert Co. ....................................     2,331,200
                                                                   ------------
                                                                     15,829,044
                                                                   ------------
          HEALTH CARE--MEDICAL TECHNOLOGY--3.7%
  22,000  Arterial Vascular Engineering, Inc. (c) ...............     1,430,000
  28,300  Boston Scientific Corp. (c) ...........................     1,298,262
  64,700  CardioThoracic Systems, Inc. ..........................       355,850
  70,000  Idexx Laboratories, Inc. (c) ..........................     1,115,625
  48,400  Medtronic, Inc. .......................................     2,531,925
  30,000  Perclose, Inc. (c) ....................................       577,500
                                                                   ------------
                                                                      7,309,162
                                                                   ------------
          HEALTH CARE--SERVICES--3.6%
  60,000  American Physician Partners, Inc. .....................       637,500
 139,400  HEALTHSOUTH Corp. (c) .................................     3,868,350
  37,900  Omnicare, Inc. ........................................     1,174,900
  50,000  Phycor, Inc. (c) ......................................     1,350,000
                                                                   ------------
                                                                      7,030,750
                                                                   ------------
          HOTELS & RESTAURANTS--2.5%
  66,000  Einstein Noah Bagel Corp. (c) .........................       367,125
 118,400  Starbucks Corp. (c) ...................................     4,543,600
                                                                   ------------
                                                                      4,910,725
                                                                   ------------
          HOUSEHOLD PRODUCTS--3.8%
  10,000  Corning, Inc. .........................................       371,250
  49,760  Gillette Co. ..........................................     4,997,770
  50,000  Newell Co. ............................................     2,125,000
                                                                   ------------
                                                                      7,494,020
                                                                   ------------
          INSURANCE--2.4%
  32,550  American International Group, Inc. ....................     3,539,812
   5,600  General Re Corp. ......................................     1,187,200
                                                                   ------------
                                                                      4,727,012
                                                                   ------------
          MACHINERY--1.7%
  56,600  Illinois Tool Works, Inc. .............................     3,403,075
                                                                   ------------
          MEDIA & ENTERTAINMENT--1.3%
  25,200  Walt Disney Co. .......................................     2,496,375
                                                                   ------------
          OIL--0.2%
  35,000  Unit Corp. ............................................       336,875
                                                                   ------------
          OIL--INDEPENDANT PRODUCERS--1.1%
  30,600  Anadarko Petroleum Corp. ..............................  $  1,857,038
   7,600  Ocean Energy, Inc. ....................................       374,775
                                                                   ------------
                                                                      2,231,813
                                                                   ------------
          OIL--MAJOR INTEGRATED--0.4%
   9,600  Amoco Corp. ...........................................       817,200
                                                                   ------------
          OIL SERVICES--2.1%
  15,800  Baker Hughes, Inc. ....................................       689,275
  13,600  Nabors Industries, Inc. ...............................       427,550
  17,800  Rowan Companies, Inc. (c) .............................       542,900
  31,200  Schlumberger, Ltd. ....................................     2,511,600
                                                                   ------------
                                                                      4,171,325
                                                                   ------------
          RETAIL--2.5%
  10,000  Kohls Corp. ...........................................       681,250
  11,500  Nordstrom, Inc. .......................................       694,313
  29,600  Wal-Mart Stores, Inc. .................................     1,167,350
  76,300  Walgreen Co. ..........................................     2,393,912
                                                                   ------------
                                                                      4,936,825
                                                                   ------------
          RETAIL--SPECIALTY--4.8%
 121,000  Cendant Corp. (c) .....................................     4,159,375
  56,500  Home Depot, Inc. ......................................     3,326,437
 251,700  Petsmart, Inc. (c) ....................................     1,824,825
                                                                   ------------
                                                                      9,310,637
                                                                   ------------
          TELECOMMUNICATION--0.5%
  12,300  Ameritech Corp. .......................................       990,150
                                                                   ------------
          TELECOMMUNICATION EQUIPMENT--6.2%
  55,000  Andrew Corp. (c) ......................................     1,320,000
  47,220  Ascend Communications, Inc. (c) .......................     1,156,890
  39,300  Ciena Corp. ...........................................     2,402,212
   5,600  Lucent Technologies, Inc. .............................       447,300
  82,900  PairGain Technologies, Inc. (c) .......................     1,606,188
  30,000  QUALCOMM, Inc. (c) ....................................     1,515,000
  69,200  Tellabs, Inc. (c) .....................................     3,658,950
                                                                   ------------
                                                                     12,106,540
                                                                   ------------
          TOBACCO--1.3%
  57,500  Philip Morris Companies ...............................     2,605,469
                                                                   ------------
          Total Common Stock (Identified Cost $154,155,270) .....   196,208,087
                                                                   ------------

SHORT TERM INVESTMENT--0.2%

FACE
AMOUNT             DESCRIPTION                                        VALUE(a)
-------------------------------------------------------------------------------
$489,000  Repurchase Agreement with State Street Bank & Trust Co.
            dated 12/31/97 at 5.000% to be repurchased at $489,136
            on 01/02/98 collateralized by $485,000 U.S. Treasury
            Note 6.125% due 7/31/2000 with a value of $501,670 ..  $    489,000
                                                                   ------------
          Total Short Term Investment (Identified Cost $489,000)        489,000
                                                                   ------------
          Total Investments--100.2% (Identified Cost $154,644,270)
            (b) .................................................   196,697,087
          Other assets less liabilities .........................      (437,810)
                                                                   ------------
          Total Net Assets--100% ................................  $196,259,277
                                                                   ============

(a)  See Note 1a.
(b)  Federal Tax Information:
     At December 31, 1997 the net unrealized appreciation on
     investments based on cost of $155,021,662 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .......  $ 53,800,304
     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value .......   (12,124,879)
                                                                   ------------
     Net unrealized appreciation ................................  $ 41,675,425
                                                                   ============
(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997

ASSETS
  Investments at value ............................              $196,697,087
  Cash ............................................                   225,858
  Receivable for:
    Fund shares sold ..............................                    75,409
    Securities sold ...............................                 3,077,470
    Dividends and interest ........................                   105,006
    Foreign taxes .................................                       141
    Miscellaneous .................................                     3,581
  Prepaid registration expense ....................                     8,000
                                                                 ------------
                                                                  200,192,552
LIABILITIES
  Payable for:
    Securities purchased .......................... $3,452,253
    Fund shares redeemed ..........................    258,440
    Withholding taxes  ............................        850
  Accrued expenses:
    Management fees ...............................    123,029
    Deferred trustees' fees .......................     12,939
    Accounting and administrative .................      3,169
    Other .........................................     82,595
                                                    ----------
                                                                    3,933,275
                                                                 ------------
NET ASSETS ........................................              $196,259,277
                                                                 ============
  Net Assets consist of:
    Capital paid in ...............................              $149,044,832
    Accumulated net investment loss ...............                   (11,514)
    Accumulated net realized gains ................                 5,173,142
    Unrealized appreciation on investments ........                42,052,817
                                                                 ------------
NET ASSETS ........................................              $196,259,277
                                                                 ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A
   shares ($149,734,401 divided by 7,504,148 shares
   of beneficial interest) ........................                    $19.95
                                                                       ======
Offering price per share (100/94.25 of $19.95) ....                    $21.17*
                                                                       ======
Net asset value and offering price of Class B
   shares ($45,545,871 divided by 2,385,218 shares
   of beneficial interest) ........................                    $19.10**
                                                                       ======
Net Asset value and offering price of Class C
   shares($979,005 divided by 51,242 shares of
   beneficial interest)............................                    $19.11
                                                                       ======
Identified cost of investments ....................              $154,644,270
                                                                 ============
 *Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1997

INVESTMENT INCOME
  Dividends .....................................                 $1,027,440(a)
                                                                  ----------
  Interest ......................................                     82,606
                                                                  ----------
                                                                   1,110,046
Expenses
    Management fees .............................  $1,436,893
    Service fees - Class A ......................     370,087
    Service and distribution fees - Class B .....     426,954
    Service and distribution fees - Class C .....       9,279
    Trustees' fees and expenses .................      21,117
    Accounting and administrative ...............      39,071
    Custodian ...................................      91,311
    Transfer agent ..............................     540,255
    Audit and tax services ......................      31,490
    Legal .......................................      10,778
    Printing ....................................      45,442
    Registration ................................      41,729
    Amortization of organization expenses .......      13,860
    Miscellaneous ...............................      20,982
                                                   ----------
  Total expenses ................................                  3,099,248
                                                                  ----------
  Net investment loss ...........................                 (1,989,202)
                                                                  ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Realized gain on Investments - net ..........                 25,264,485
    Unrealized appreciation on Investments - net                   6,522,743
                                                                  ----------
    Net gain on investment transactions .........                 31,787,228
                                                                  ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......                $29,798,026
                                                                 ===========

(a) Net of foreign taxes of: $1,635


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 YEAR ENDED        YEAR ENDED
                                                DECEMBER 31,      DECEMBER 31,
                                                     1996            1997
                                                ------------     ------------
FROM OPERATIONS
  Net investment loss ........................  $ (1,428,178)    $ (1,989,202)
  Net realized gain on investments ...........    18,744,410       25,264,485
  Unrealized appreciation on investments .....     8,386,925        6,522,743
                                                ------------     ------------
  Increase in net assets from operations .....    25,703,157       29,798,026
                                                ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
    Class A ..................................   (14,938,405)     (17,900,884)
    Class B ..................................    (3,853,333)      (5,549,923)
    Class C ..................................       (66,669)        (113,371)
                                                ------------     ------------
                                                 (18,858,407)     (23,564,178)
                                                ------------     ------------
  Increase in net assets derived from
    capital share transactions ...............    22,332,195       10,756,577
                                                ------------     ------------
  Total increase in net assets ...............    29,176,945       16,990,425

NET ASSETS
  Beginning of the year ......................   150,091,907      179,268,852
                                                ------------     ------------
  End of the year ............................  $179,268,852     $196,259,277
                                                ============     ============
ACCUMULATED NET INVESTMENT LOSS
  Beginning of the year ......................  $          0     $     (7,492)
                                                ============     ============
   End of the year ...........................  $     (7,492)    $    (11,514)
                                                ============     ============


                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 CLASS A
                                              -------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                              -------------------------------------------------------------------------------
                                                   1993              1994             1995             1996             1997
                                                  ------            ------           ------           ------           ------
Net Asset Value, Beginning of Year ........       $14.23            $15.27           $15.02           $18.41           $19.27
                                                  ------            ------           ------           ------           ------
Income From Investment Operations
Net Investment Income (Loss) ..............         0.00             (0.08)           (0.11)(b)        (0.14)(e)        (0.18)(e)
Net Realized and Unrealized Gain (Loss) on
  Investments .............................         1.12             (0.17)            4.74             3.22             3.43
                                                  ------            ------           ------           ------           ------
Total From Investment Operations ..........         1.12             (0.25)            4.63             3.08             3.25
                                                  ------            ------           ------           ------           ------
Less Distributions
Distributions From Net Realized Capital
  Gains ...................................        (0.08)             0.00            (1.24)           (2.22)           (2.57)
                                                  ------            ------           ------           ------           ------
Total Distributions .......................        (0.08)             0.00            (1.24)           (2.22)           (2.57)
                                                  ------            ------           ------           ------           ------
Net Asset Value, End of Year ..............       $15.27            $15.02           $18.41           $19.27           $19.95
                                                  ======            ======           ======           ======           ======
Total Return (%) (c) ......................         7.9             (1.6)             30.7             17.1             17.2
Ratio of Operating Expenses to Average Net
  Assets (%) (a) ..........................         1.23              1.63             1.61             1.50             1.45
Ratio of Net Investment Income (loss) to
  Average Net Assets (%) ..................        (0.03)            (0.45)           (0.67)           (0.71)           (0.87)
Portfolio Turnover Rate (%) ...............           77                82               69               74               48
Average Commission Rate (d) ...............          --                --               --           $0.0509          $0.0506
Net Assets, End of Year (000) .............      $98,735           $95,803         $123,504         $141,326         $149,734

(a) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense limitations
    would have been (%) ...................         1.58               --               --               --               --
(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.
(c) A sales charge is not reflected in total return calculations.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(e) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------

                                                                                 CLASS B
                                        -------------------------------------------------------------------------------------
                                          SEPTEMBER 13(c)
                                              THROUGH                               YEAR ENDED DECEMBER 31,
                                           DECEMBER 31,            ----------------------------------------------------------
                                               1993                     1994            1995            1996            1997
                                        -------------------            ------          ------          ------          ------
Net Asset Value, Beginning of Period .        $14.79                   $15.24          $14.89          $18.09          $18.74
                                              ------                   ------          ------          ------          ------
Income From Investment Operations
Net Investment Income (Loss) .........          0.00                    (0.08)          (0.16)(b)       (0.28)(g)       (0.32)(g)
Net Realized and Unrealized Gain
  (Loss) on Investments ..............          0.53                    (0.27)           4.60            3.15            3.25
                                              ------                   ------          ------          ------          ------
Total From Investment Operations .....          0.53                    (0.35)           4.44            2.87            2.93
                                              ------                   ------          ------          ------          ------
Less Distributions
Distributions From Net Realized
  Capital Gains ......................         (0.08)                    0.00           (1.24)          (2.22)          (2.57)
                                              ------                   ------          ------          ------          ------
Total Distributions ..................         (0.08)                    0.00           (1.24)          (2.22)          (2.57)
                                              ------                   ------          ------          ------          ------
Net Asset Value, End of Period .......        $15.24                   $14.89          $18.09          $18.74          $19.10
                                              ======                   ======          ======          ======          ======
Total Return (%)(e) ..................          3.6                    (2.3)            29.7            16.2            15.9
Ratio of Operating Expenses to Average
  Net Assets (%)(a) ..................          2.29(d)                  2.38            2.36            2.25            2.20
Ratio of Net Investment Income (loss)
  to Average Net Assets (%) ..........         (1.15)(d)                (1.20)          (1.42)          (1.46)          (1.62)
Portfolio Turnover Rate (%) ..........            77                       82              69              74              48
Net Assets, End of Period (000) ......        $6,748                  $15,390         $26,234         $37,439         $45,546

(a) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense
    limitations would have been (%) ..          2.29(d)               --               --              --              --
(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.
(c) Commencement of Operations.
(d) Computed on an annualized basis.
(e) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(g) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------

                                                                                    CLASS C
                                                                 ----------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------
                                                                      1995              1996              1997
                                                                     ------            ------            ------
Net Asset Value, Beginning of Year ............................      $14.89            $18.08            $18.74
                                                                     ------            ------            ------
Income From Investment Operations
Net Investment Income (Loss) ..................................       (0.09)(a)         (0.28)(c)         (0.34)(c)
Net Realized and Unrealized Gain (Loss) on Investments ........        4.52              3.16              3.28
                                                                     ------            ------            ------
Total From Investment Operations ..............................        4.43              2.88              2.94
                                                                     ------            ------            ------
Less Distributions
Distributions From Net Realized Capital Gains .................       (1.24)            (2.22)            (2.57)
                                                                     ------            ------            ------
Total Distributions ...........................................       (1.24)            (2.22)            (2.57)
                                                                     ------            ------            ------
Net Asset Value, End of Year ..................................      $18.08            $18.74            $19.11
                                                                     ======            ======            ======
Total Return (%) ..............................................       29.7              16.2              15.9
Ratio of Operating Expenses to Average Net Assets (%) .........        2.36              2.25              2.20
Ratio of Net Investment Income (loss) to Average
  Net Assets (%)...............................................       (1.42)            (1.46)            (1.62)
Portfolio Turnover Rate (%) ...................................          69                74                48
Average Commission Rate (b) ...................................          --           $0.0509           $0.0506
Net Assets, End of Year (000) .................................        $354              $504              $979

(a) Per share net investment income (loss) does not reflect the period's  reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1997

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class C shares. The Fund commenced its public offering of Class B shares on September 13, 1993 and of Class C shares on December 30, 1994. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end or contingent deferred sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, New England Funds Management L.P., and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Funds is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

F. ORGANIZATION EXPENSE. Costs incurred in fiscal 1992 in connection with the Fund's organization and registration, amounting to approximately $75,980 in the aggregate, were paid by the Fund and were amortized by the Fund based on projected annual average net assets over 60 months.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1997 were $90,443,696 and $104,480,194, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management L.P. ("NEFM") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Loomis Sayles & Company, L.P. at the rate of 0.60% of the first $25 million of the Fund's average daily net assets, 0.55% of the next $75 million and 0.50% of the next $100 million, 0.35% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles & Company, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Loomis Sayles & Company, L.P. under the management agreement in effect during the year ended December 31, 1997 are as follows:

FEES EARNED
-----------
$  416,862                  New England Funds Management, L.P.
$1,020,031                  Loomis Sayles & Company, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997 these expenses amounted to $39,071 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $382,977 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $3,751 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $370,087 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1997 is $563,284.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $106,738 and $2,320 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1997, the Fund paid New England Funds $320,216 and $6,959 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $357,074.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,100
Meeting Fee                                           $109/meeting
Committee Meeting Fee                                 $65/meeting
Committee Chairman Retainer                           $75/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                YEAR ENDED               YEAR ENDED
                                             DECEMBER 31, 1996        DECEMBER 31, 1997
                                        ------------------------   -----------------------
CLASS A                                   SHARES       AMOUNT       SHARES       AMOUNT
-------                                 ----------   -----------   ---------   -----------
Shares sold ..........................  1,203,520   $23,479,369     858,626   $17,173,248
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized gain    756,936    14,477,042     884,046    17,485,625
                                        ---------   -----------   ---------   -----------
                                        1,960,456    37,956,411   1,742,672    34,658,873
Shares repurchased ................... (1,337,035)  (26,121,440) (1,571,461)  (31,813,412)
                                        ---------   -----------   ---------   -----------
Net increase  ........................    623,421   $11,834,971     171,211   $ 2,845,461
                                        ---------   -----------   ---------   -----------

                                                YEAR ENDED               YEAR ENDED
                                             DECEMBER 31, 1996        DECEMBER 31, 1997
                                        ------------------------   -----------------------
CLASS B                                   SHARES       AMOUNT       SHARES       AMOUNT
-------                                 ----------   -----------   ---------   -----------
Shares sold ..........................    567,615   $10,820,271     472,600   $ 9,252,929
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized gain    198,737     3,703,740     282,724     5,380,519
                                        ---------   -----------   ---------   -----------
                                          766,352    14,524,011     755,324    14,633,448
Shares repurchased ...................   (218,153)   (4,167,995)   (368,337)   (7,211,093)
                                        ---------   -----------   ---------   -----------
Net increase  ........................    548,199   $10,356,016     386,987   $ 7,422,355
                                        ---------   -----------   ---------   -----------

                                                YEAR ENDED               YEAR ENDED
                                             DECEMBER 31, 1996        DECEMBER 31, 1997
                                        ------------------------   -----------------------
CLASS C                                   SHARES       AMOUNT       SHARES       AMOUNT
-------                                 ----------   -----------   ---------   -----------
Shares sold ..........................     21,535   $   414,964     138,714   $ 2,806,680
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized gain      3,454        64,268       5,797       110,303
                                        ---------   -----------   ---------   -----------
                                           24,989       479,232     144,511     2,916,983
Shares repurchased ...................    (17,682)     (338,024)   (120,139)   (2,428,222)
                                        ---------   -----------   ---------   -----------
Net increase  ........................      7,307   $   141,208      24,372   $   488,761
                                        ---------   -----------   ---------   -----------
Increase derived from capital shares
  transactions .......................  1,178,927   $22,332,195     582,570   $10,756,577
                                        =========   ===========   =========   ===========

5. SUBSEQUENT EVENT. On January 30, 1998 the Board of Trustees of New England Funds Trust I (the "Trust") approved a Subadvisory Agreement (the "Agreement") relating to New England Capital Growth Fund (the "Fund") between New England Funds Management, L.P. ("NEFM"), the Fund's adviser, and Westpeak Investment Advisers, L.P ("Westpeak"). Under the Agreement, Westpeak will be the Fund's subadviser, succeeding Loomis Sayles & Company, L.P., and will be responsible for day-to-day management of the Fund's investment operations under the oversight of NEFM. The Agreement is subject to the approval of the Fund's shareholders. Pursuant to a rule of the Securities and Exchange Commission, which under certain circumstances allows such agreements to take effect, and to remain in effect for up to 120 days, without receiving prior shareholder approval, the Agreement will be effective at the close of business on February 13, 1998. A special shareholder meeting will be held in early April to vote upon the approval of the Agreement and a notice of such meeting and a proxy statement will be sent to shareholders in mid-February. In the event that the Fund's shareholders do not approve the Agreement at the special shareholder meeting, then the Trust's Board of Trustees will convene a special meeting of trustees to consider alternative arrangements for the managment of the Fund's investment portfolio.

-------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and Shareholders of
NEW ENGLAND CAPITAL GROWTH FUND.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Capital Growth Fund ("the Fund"), a series of New England Funds Trust I, at December 31, 1997 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

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                              NEW ENGLAND FUNDS

Supplement dated March 1, 1998 to the New England Stock Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented August 1, 1997, November 17, 1997 and January 1, 1998); the New England Star Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented June 30, 1997, July 28, 1997, November 17, 1997 and January 1, 1998); and the New England Equity Income Fund Prospectus for Class A, B and C shares dated September 1, 1997 (as supplemented November 17, 1997 and January 1, 1998).

THIS SUPPLEMENT APPLIES TO ALL FUNDS OFFERING CLASS C SHARES:

The cover page of each Prospectus is revised to reflect:

o While no initial sales charge applies to Class B or Class C share purchases, a contingent deferred sales charge (a "CDSC") is imposed upon certain redemptions of Class B and Class C shares.

o New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in the Prospectus as the "Trusts."

THE SHAREHOLDER TRANSACTION EXPENSES CHART FOR CLASS C SHARES APPEARING IN THE "SCHEDULE OF FEES" SECTION IS REVISED WITH RESPECT TO CLASS C SHARES TO READ AS
FOLLOWS:

                                                                      CLASS C
                                                                     ---------
Maximum Initial Sales Charge Imposed on a Purchase
  (as a percentage of offering price)(2) .....................         None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
  applicable)(2) .............................................        1.00%

(2) Does not apply to reinvested distributions.

In the tables that appear under "Example" in the "Schedule of Fees" section, the expense amounts in the Prospectus for Class C shares for the 1 Year period assume no redemption. If shares are redeemed at period end, expense amounts for each Fund would be as follows: New England Capital Growth Fund, $33; New England Balanced Fund, $31; New England International Equity Fund, $35; New England Value Fund, $31; New England Growth Opportunities Fund, $31; New England Star Advisers Fund, $35; New England Star Worldwide Fund, $44; New England Star Small Cap Fund, $38; New England Equity Income Fund, $33.

THE SECTION ENTITLED "BUYING FUND SHARES--SALES CHARGES--CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee and a 0.75% annual distribution fee, are subject to a CDSC of 1.00% on redemptions made within one year from the date of purchase and do not convert into another class.

The Distributor pays to investment dealers at the time of sale a sales commission of 1.00% of the sales price of Class C shares sold by such investment dealer. The Distributor will retain the service and distribution fees assessed against Class C shares in the first year of investment, and the entire amount of the CDSC paid by Class C shareholders upon redemption in the first year, in order to compensate the Distributor for providing distribution- related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of a sale of Class C shares. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years Class C shareholders will thereafter be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the one-year holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then the CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held longest are the first to be redeemed.

The CDSC on Class C shares is not imposed on shares purchased prior to March 1, 1998.

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gain distributions. The first year of purchase ends one year after the day on which the purchase was accepted.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested. The CDSC may be eliminated for certain persons and organizations. See "Sales Charges--General" below.

THE SECTION ENTITLED "OWNING FUND SHARES--EXCHANGING AMONG NEW ENGLAND FUNDS-- CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

You may exchange Class C shares of any series of the Trusts for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust - Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.

IN THE SECTION ENTITLED "FUND DETAILS--PERFORMANCE CRITERIA," THE THIRD SENTENCE IN THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and C shares, imposition of the CDSC relevant to the period quoted).

--------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                           INTERNATIONAL STOCK FUNDS
                           International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                             Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                       Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                             Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                         Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Funds current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

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